UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2016
Etsy, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 855-7955
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2016, Etsy, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2016, Etsy entered into a retention agreement with Kristina Salen, which provides for her continued service as Etsy’s chief financial officer through March 31, 2017, at which point she will resign from Etsy.

As an inducement for Ms. Salen’s continued services through March 31, 2017, or earlier under certain circumstances, Etsy will provide Ms. Salen with the following benefits:

(i)	continuation of her current base salary for a period of six months after her last date of employment, or the “effective date”;

(ii)	reimbursement of her COBRA premiums for up to six months after the effective date;

(iii)	payment of her annual cash incentive bonus for fiscal year 2016 pursuant to the terms of the retention agreement;

(iv)	a one-time retention bonus payable upon the effective date in the amount of $63,750;

(v)	full acceleration of her outstanding equity awards upon the effective date;

(vi)	an extension of the period for her to exercise her vested options until December 31, 2017; and

(vii)	reimbursement of up to $15,000 in legal fees.

In return for these benefits, Ms. Salen will provide a release and waiver of claims. In the event that Ms. Salen resigns her employment without “good reason” (as defined in the retention agreement) or if Etsy terminates her employment for “cause” (as defined in the retention agreement) prior to March 31, 2017, she will receive only her base salary through the date of termination or resignation, as well as certain accrued benefits. In the event that Etsy terminates Ms. Salen’s employment without “cause” or if she resigns for “good reason” prior to March 31, 2017, she will receive the same retention benefits described in (i) through (vi) above plus reimbursement of her COBRA premiums through September 30, 2017. The retention agreement contains other customary representations and provisions.

This description of the retention agreement is qualified in its entirety by reference to the full text of the retention agreement which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Retention Letter Agreement between Etsy, Inc. and Kristina Salen, dated October 28, 2016
99.1	Press Release issued by Etsy, Inc. on November 1, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Chad Dickerson
Chad Dickerson
President, Chief Executive Officer and Chair
Dated: November 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Retention Letter Agreement between Etsy, Inc. and Kristina Salen, dated October 28, 2016
99.1	Press Release issued by Etsy, Inc. on November 1, 2016

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